UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2020

Driven Deliveries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-209836	32-0416399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

134 Penn St., El Segundo, CA 90245

(Address of principal executive offices) (Zip Code)

(833) 378-6420

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Driven Deliveries, Inc. (the “Company”) in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, Carla Baumgartner, Chris Haas, and Eric Steele (“Plaintiff”) filed a Complaint against the Company , Brian Hayek and Christian Schenk, individually , on November 26, 2019 in San Diego County Superior Court, Case No. 37-2019-00063208 (the “Action”). On July 13, 2020, the Company, Brian Hayek and Christian Schenk and the Plaintiffs entered into a Settlement Agreement, pursuant to which the Action was settled. Pursuant to the Settlement Agreement the Company will issue the Plaintiffs 5,000,000 shares of the Company’s restricted common stock and Warrants previously issued to the Plaintiffs shall be cancelled. In addition the Company agreed to pay the Plaintiffs as follows:

1) One Hundred Seventy-Five Thousand Dollars ($175,000) immediately upon the Effective Date (July 13, 2020);

2) Eighty-Five Thousand Dollars ($85,000) within fourteen (14) days following July 13, 2020;

3) One Hundred Seventy-Five Thousand Dollars ($175,000) within thirty (30) days following July 13, 2020the Effective Date;

4) Seventy-Five Thousand Dollars ($75,000) within sixty (60) days following July 13, 2020; and

5) Three Hundred Thousand Dollars ($300,000) on or before July 1, 2021.

Payments shall be net of all claimed damages, attorney’s fees, and costs. Payments

Pursuant to the Settlement Agreement, the Plaintiff’s agreed to actively facilitate the ability for the Company to continue to use the California Bureau of Cannabis Control, License Number C-9-0000185. The Settlement Agreement contains standard mutual releases.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Settlement Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

2.02 Results of Operations and Financial Condition.

On July 1, 2020 Driven Deliveries, Inc. (the “Company”) issued a press release announcing preliminary revenue results and other financial information for the quarter ended June 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this report, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

The Information Set forth in Item 1.01 is incorporated by reference into this Item 3.02

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Settlement Agreement
99.1	Press Release, dated July 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Driven Deliveries, Inc.

	By:	/s/ Brian Hayek
	Name:	Brian Hayek
	Title:	Chief Financial Officer

Dated: July 23, 2020

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